                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                  --------------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1997



                                  TENNECO INC.
              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)



DELAWARE                                           1-12387               76-0515284
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION)

1275 KING STREET                                                         06831
GREENWICH, CONNECTICUT                                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)





REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 863-1000

ITEM 5.  OTHER EVENTS

ON OCTOBER 21, 1997, TENNECO INC. (THE "COMPANY") ANNOUNCED ITS EARNINGS IN THE QUARTER ENDED SEPTEMBER 30, 1997 AND OTHER MATTERS. A COPY OF THE COMPANY'S NEWS RELEASE IS ATTACHED AS AN EXHIBIT TO THIS REPORT.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

EXHIBIT NO.            DESCRIPTION

99                     NEWS RELEASE ISSUED OCTOBER 21, 1997 BY TENNECO INC.
                       REGARDING EARNINGS OF TENNECO INC. IN THE QUARTER ENDED SEPTEMBER 30, 1997 AND OTHER MATTERS.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TENNECO INC.

Date: October 23, 1997            By: /s/ Karl A. Stewart
                                  ------------------------------------
                                  Karl A. Stewart
                                  Vice President and Secretary

EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

99                    NEWS RELEASE ISSUED OCTOBER 21, 1997 BY TENNECO INC.
                      REGARDING EARNINGS OF TENNECO INC. IN THE QUARTER ENDED MARCH 31, 1997 AND OTHER MATTERS.